UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 941-8047

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of CleanSpark, Inc. (the “Company”) originally filed on August 23, 2022 (the “Original 8-K”) is being filed to include the financial statements of WAHA Technologies, Inc. (“WAHA”) and SPRE Commercial Group, Inc. (“SPRE”) and combined pro forma financial information pursuant to Items 2.01 and 9.01 of Form 8-K. The Original 8-K was filed in connection with the Company’s acquisition of certain real property located in Wilkes County, GA from SPRE and of a mix of S19 and S19 J Pro bitcoin miners from WAHA (the “Transaction”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the Original 8-K for a description of the Transaction, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

a) Financial statements of businesses or funds acquired.

The audited combined financial statements of WAHA Technologies, Inc. and SPRE Commercial Group, Inc. as of and for the fiscal year ended December 31, 2021, together with the notes thereto and auditor’s report thereon are filed as Exhibit 99.1 and are incorporated herein by reference. The unaudited interim financial statements of WAHA Technologies, Inc. and SPRE Commercial Group, Inc. as of and for the six months ended June 30, 2022, together with the notes thereto are being filed as Exhibit 99.2 and are incorporated herein by reference. The consent of BPS & Associates, LLC, auditors of the combined financial statements of WAHA and SPRE, to the inclusion of its report with the audited combined financial statements of WAHA and SPRE is attached hereto as Exhibit 23.1 to this Current Report.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended June 30, 2022 and as of and for the year ended September 30, 2021, and notes related thereto, are filed as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of BPS & Associates, LLC, auditors of the combined financial statements of WAHA and SPRE.
99.1	Audited combined financial statements of WAHA Technologies, Inc. and SPRE Commercial Group, Inc. as of and for the year ended December 31, 2021.
99.2	Unaudited interim financial statements of WAHA Technologies, Inc. and SPRE Commercial Group, Inc. as of and for the six months ended June 30, 2022.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended June 30, 2022 and for the year ended September 30, 2021.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	November 2, 2022	By:	/s/ Gary A. Vecchiarelli
Name: Gary A. Vecchiarelli Title: Chief Financial Officer